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                                                                   EXHIBIT 99.10

            UNAUDITED GENLYTE PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of July 4, 1998
                                (in thousands)
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                                                                                                 Gentyle Pro Forma
                                                                              -----------------------------------------------------
                                                   Thomas Lighting Pro Forma
                                         ---------------------------------------------

                                          Historical                          Pro Forma
                                            Thomas      Contribution           Thomas       Historical   Transaction      Pro Forma
                                           Lighting (a) Adjustments   (b)     Lighting       Genlyte     Adjustments  (k)  Genlyte
                                         ------------   -----------           --------      ----------   -----------      ---------

ASSETS
CURRENT ASSETS:
  Cash and Cash Equivalents               $   1,449     $     -               $   1,449     $     327      $    -          $   1,776
  Accounts Receivable, net                   64,846           -                  64,846        86,073           -            150,919
  Inventories                                57,025           -                  57,025        82,891        6,488     (l)   146,404
  Other current Assets                        7,792       (3,264)    (c)          4,528        18,320           -             22,848
                                        ------------   ------------           ---------     ----------   -----------      ----------
     Total Current Assets                   131,112       (3,264)               127,848       187,611        6,488           321,947

Plant and Equipment, net                     46,632           -                  46,632        60,980       20,000     (l)   127,612
Goodwill                                     47,550           -                  47,550        12,528      (47,550)    (l)    44,139
                                                                                                            31,611     (l)

Other Assets                                  9,890         (832)    (d)          9,058         7,856          -              16,914
                                        -----------   ------------           ---------     ----------   -----------      ----------
    Total Assets                          $ 235,184     $ (4,096)             $ 231,088      $268,975     $ 10,549          $510,612
                                        ===========    ============          ===========     ========     =========        =========


LIABILITIES AND STOCKHOLDERS' INVESTMENT
CURRENT LIABILITIES:
  Accounts Payable                           19,749         -                 $  19,749     $  53,721    $     -            $ 73,470
  Notes Payable                                 136       40,158     (e)         40,294          -             -              40,294
  Short-Term Borrowings                         -           -                       -           1,000          -               1,000
  Current Maturities of Long-Term Debt        7,813       (7,730)    (f)             83            58          -                 141
  Accrued Expenses                           21,422       (5,299)    (g)         16,123        37,263          -              53,386
                                        ------------   ------------           ---------     ----------   -----------      ----------
     Total Current Liabilities               49,120       27,129                 76,249        92,042          -             168,291

Long-Term Debt                               46,486      (46,350)    (f)         22,764        35,755          -              58,519
                                                          22,628     (h)
Deferred Income Taxes                         5,662       (5,662)    (c)            -           6,824          -               6,824
Other Liabilities                             3,767         (575)    (i)          3,192        17,782          -              20,974
Minority Interest                               -             -                     -             -         77,765     (m)    77,765

Stockholders' Investment
  Common Stock                                  -             -                     -            136           -                 136
  Additional Paid-In Capital                    -             -                     -         13,474           -              13,474
  Retained Earnings                         130,149       (1,266)    (j)        128,883      102,962      (128,883)    (n)   164,629
                                                                                                            61,667     (o)
                                        ------------   ------------           ---------     ----------   -----------      ----------
    Total Stockholders' Investment          130,149       (1,266)               128,883      116,572       (67,216)          178,239
                                        ------------   ------------           ---------     ----------   -----------      ----------
    Total Liabilities and Stockholders'
           Investment                     $ 235,184     $ (4,096)             $ 231,088     $268,975      $ 10,549          $510,612
                                        ============  =============           =========     =========    ==========      ===========

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      See Notes to Unaudited Genlyte Pro Forma Consolidated Balance Sheet.